EXHIBIT 32.2

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Annual Report of Allstates WorldCargo,
Inc. (the "Company") on Form 10-K for the year ending September 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Craig D. Stratton, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

  (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the consolidated result of operations of the Company for the periods presented.


Dated: December 29, 2004


/s/ Craig D. Stratton
Chief Financial Officer and
Chief Accounting Officer



This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.